SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2003

                          DREW INDUSTRIES INCORPORATED

Delaware                                0-13646                       13-3250533
(State or other jurisdiction    (Commission File Number)        (I.R.S. Employer
of incorporation)                                            Identification No.)

     200 Mamaroneck Avenue, White Plains, New York                    10601
       (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code:               (914) 428-9098

                                       N/A
          (Former name or former address, if changed since last report)

Item 5. Other Events.

      On November 20, 2003, Registrant filed a registration statement on Form S-3 with respect to the sale of up to 565,000 shares of Registrant's Common Stock by certain selling stockholders, including L. Douglas Lippert, a director of Registrant and Chairman of Lippert Components, Inc., a subsidiary of Registrant, and David L. Webster, a director of Registrant and Chairman, President and Chief Executive Officer of Kinro, Inc., a subsidiary of Registrant. The registration statement became effective December 3, 2003 (Registration No. 333-110631). Messrs. Lippert and Webster intend to sell 500,000 and 50,000 shares, respectively.

      The registration statement registers the shares for sale, under the "shelf" registration process. The shares may be sold in one or more transactions from time to time, in the open market or in private negotiated transactions, at prices determined by the selling stockholders. On December 3, 2003, the last reported sale price of Registrant's Common Stock on the American Stock Exchange was $27.67.

      On November 28, 2003, Mr. Lippert was the beneficial owner of 1,225,163 shares of Registrant's Common Stock, representing 11.9% of Registrant's outstanding shares. Mr. Lippert acquired his shares in connection with the acquisition by Registrant of Lippert Components, Inc. in 1997. If all shares registered for sale by Mr. Lippert are sold pursuant to the registration statement, Mr. Lippert will continue to own beneficially 725,163 shares, representing 7.0% of Registrant's outstanding shares. Of the 500,000 shares registered for sale by Mr. Lippert, 100,000 shares are being sold by trusts for the benefit of Mr. Lippert's children, of which Mr. Lippert serves as Trustee. Mr. Lippert disclaims any pecuniary interest in the proceeds from the sale of such shares.

      On November 28, 2003, Mr. Webster was the beneficial owner of 272,840 shares of Registrant's Common Stock, representing 2.6% of Registrant's outstanding shares. If all shares registered for sale by Mr. Webster are sold pursuant to the registration statement, Mr. Webster will continue to own beneficially 222,840 shares, representing 2.2% of Registrant's outstanding shares.

      Registrant will not receive any of the proceeds from the sale of the shares. The selling stockholders will pay, or reimburse Registrant for, all registration expenses, selling expenses, including underwriting discounts, if any, and commissions.

      Messrs. Lippert and Webster informed Registrant that they are selling the shares in order to diversify their investments, as a disproportionate amount of their total net worth is represented by Registrant's Common Stock.

      Pursuant to the requirements of the Securities and Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         DREW INDUSTRIES INCORPORATED

                                         (Registrant)

Dated: December 5, 2003                  By:  /s/ Fredric M. Zinn
                                            -----------------------
                                              Fredric M. Zinn
                                              Executive Vice President and
                                              Chief Financial Officer


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